Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Amended and Restated Long-Term Stock Incentive Plan (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Virginia A. Hepner
Virginia A. Hepner

Date: September 1, 2026

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Amended and Restated Long-Term Stock Incentive Plan (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ John R. Holder
John R. Holder

Date: September 1, 2026

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Amended and Restated Long-Term Stock Incentive Plan (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Stephen S. Lanier
Stephen S. Lanier

Date: September 1, 2026

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Amended and Restated Long-Term Stock Incentive Plan (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Dennis M. Love
Dennis M. Love

Date: September 1, 2026

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Amended and Restated Long-Term Stock Incentive Plan (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Clyde C. Tuggle
Clyde C. Tuggle

Date: September 1, 2026

Exhibit 24
POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Suraj A. Palakshappa, Jonathan O. Leptich, Mary Margaret Heaton and Caroline Wood, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities a registration statement on Form S-8, or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, relating to the Oxford Industries, Inc. Amended and Restated Long-Term Stock Incentive Plan (the “Registration Statement”), or any amendment (including post-effective amendments) or supplement thereto and any other instruments or documents filed as a part of or in connection therewith, and causing such Registration Statement, with all exhibits thereto, and any such amendment or supplement or other instrument or document, to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file such Registration Statement with the U.S. Securities and Exchange Commission and any stock exchange or similar authority, and I hereby ratify and confirm all that said attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

/s/ Carol B. Yancey
Carol B. Yancey

Date: September 1, 2026